===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) June 1, 2007



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                                  38-0572515
            -----------------                                  ----------
        (State or other jurisdiction of                     (I.R.S. Employer
        Incorporation or Organization)                     Identification No.)


      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)




                                 (313) 556-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


===============================================================================

ITEM 8.01.  OTHER EVENTS

On June 1, 2007 General Motors Corporation (GM) issued a news release announcing May 2007 sales. The release is as follows:

                        GM Reports 375,682 May Deliveries

    (Monthly comparison percentages are adjusted for sales days unless noted.
         Annual and calendar-year-to-date comparisons are unadjusted.)

   o  Total Sales Up 4.7 Percent; Retail Sales Up 8.5 Percent
   o  Retail Sales of Full-Size Pickups Up 14 Percent, Led by the New
      Silverado and Sierra
   o GMC Acadia, Saturn OUTLOOK and Buick Enclave Achieve Industry Mid-Crossover Segment Leadership with a 415 Percent Retail Sales Increase
   o Chevrolet Impala, Pontiac G6 and Saturn AURA Drive 31 Percent Retail Sales Increase For Mid-Car Segment
   o  Saturn Leads Divisions with a 69 Percent Sales Increase

DETROIT - GM dealers in the United States delivered 375,682 vehicles in May, up
4.7 percent compared with year-ago monthly sales. On an unadjusted basis, sales were up 8.8 percent. GM's May retail sales of 279,731 were up 8.5 percent. On an unadjusted basis, retail sales were up 12.8 percent compared with a year ago.

May sales reflected the continuing strength of GM's new product portfolio. Increased sales of Chevrolet Impala and Saturn AURA as well as the new industry leading mid-size crossovers GMC Acadia, Saturn OUTLOOK and Buick Enclave demonstrate GM's strong positioning in the marketplace for fuel-efficient and alternative fuel (E-85) vehicles. The Chevrolet Silverado and GMC Sierra full-size pickup trucks - fuel efficiency leaders in their class - pushed GM's large pickup segment sales up 10 percent in total and 14 percent retail compared with May 2006.

Divisions with retail sales increases for the month included Saturn (up 59 percent), GMC (up 18 percent) and Pontiac (up 8 percent). Additionally, Chevrolet was again the sales leader in the industry (up 5 percent).

"Our May results were extremely positive as we saw strong total and retail sales increases. Our significant market share gains in full-size trucks and crossovers validates the decision we made to invest in industry-leading fuel economy in these important segments," said Mark LaNeve, vice president, GM North American Sales, Service and Marketing. "We are particularly pleased with the Chevrolet Silverado and GMC Sierra pickups, which pushed our full-size truck sales up more than 10 percent for the month. As with many of our vehicles, these great all-new trucks offer what the customer is looking for - best-in-class fuel economy, terrific performance and tremendous value. And our newest entry to the crossover segment, the Buick Enclave, is performing ahead of our expectations. Dealers are selling them as soon as they arrive from the plant. Our mid-size crossover segment performance, including the GMC Acadia and Saturn OUTLOOK, continues to grow at a blistering pace."

The product renaissance at Saturn continued to accelerate with total sales increasing almost 69 percent compared with a year ago, highlighting the tremendous public acceptance of the new lineup of Saturn vehicles including SKY, AURA and AURA Hybrid, OUTLOOK, VUE and VUE Hybrid. Saturn's ION small car is soon to be replaced with the popular ASTRA. Saturn is the fastest growing brand in the industry this year.

Chevrolet Aveo, Cobalt, Malibu, Impala, HHR, Silverado, Suburban, and Avalanche; Pontiac G6 and Solstice; Saturn SKY and VUE; Saab 9-3, GMC Sierra and Yukon XL; Buick Lucerne; Cadillac SRX, Escalade ESV and Escalade EXT; and HUMMER H3 all had May retail sales increases compared with a year ago. Pontiac G5, Saturn AURA and OUTLOOK, GMC Acadia and the Buick Enclave are newly offered products and continue to contribute retail sales momentum.

The GMC Acadia, Saturn OUTLOOK and Buick Enclave had retail sales of more than 12,800 vehicles, pushing a significant retail increase in GM's mid-crossover segment. GM's total sales of more than 16,600 vehicles in this segment pushed monthly performance up more than 211 percent, compared with the same month last year.

"We're seeing positive results, including increased residual values for our products, as a result of staying aligned and disciplined to our North American turnaround and market growth plans. For customers, this means providing industry-leading products in terms of design, segment fuel economy, warranty coverage and performance," LaNeve added. "This translates to a beneficial cost of ownership experience. With new products such as the Cadillac CTS and Chevrolet Malibu coming to dealer showrooms later this year, we expect to build on this customer enthusiasm."

Certified Used Vehicles

May 2007 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 45,892 units, up 3 percent from last May. Total year-to-date certified GM sales are 227,365 units, up 3 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted 40,306 sales, up nearly 5 percent from last May. Year-to-date sales for GM Certified Used Vehicles are 199,715 units, up 4 percent from the same period in 2006.

Cadillac Certified Pre-Owned Vehicles posted May sales of 3,102 units, down 6 percent from last May. Saturn Certified Pre-Owned Vehicles sold 1,603 units in May, down 13 percent. Saab Certified Pre-Owned Vehicles sold 797 units, comparable to last May, and HUMMER Certified Pre-Owned Vehicles sold 84 units, down 6 percent.

"GM Certified Used Vehicles, the industry's top-selling certified brand, had another category-leading performance with sales of 40,306 units, up nearly 5 percent," said LaNeve. "GM Certified also set a new all-time high with year-to-date sales through May of 199,715 units, up 4 percent from its 2006 segment record performance for the same period."

GM North America Reports May Production, 2007 Second-Quarter Production Forecast Unchanged at 1.145 Million Vehicles, 2007 Third-Quarter Production Forecast Set at 1.075 Million Vehicles

In May, GM North America produced 401,000 vehicles (139,000 cars and 262,000 trucks). This is down 25,000 units or 6 percent compared to May 2006 when the region produced 425,000 vehicles (158,000 cars and 267,000 trucks). (Production totals include joint venture production of 18,000 vehicles in May 2007 and 24,000 vehicles in May 2006.)

The region's 2007 second-quarter production forecast is unchanged at 1.145 million vehicles (403,000 cars and 742,000 trucks). Additionally, the region's initial 2007 third-quarter production forecast is set at 1.075 million vehicles (377,000 cars and 698,000 trucks), up 2 percent from third-quarter 2006 actuals.

GM also announced revised 2007 second-quarter and initial 2007 third-quarter production forecast for its international regions.

GM Europe - The region's 2007 second-quarter production forecast is revised at 468,000 vehicles, down 5,000 units from last month's guidance. In the second-quarter of 2006 the region built 495,000 vehicles. The region's initial 2007 third-quarter production forecast is set at 389,000 vehicles. In the third-quarter of 2006 the region built 374,000 vehicles.

GM Asia Pacific - GM Asia Pacific's 2007 second-quarter production forecast remains unchanged at 568,000 vehicles. In the second-quarter of 2006 the region built 482,000 vehicles. The region's initial 2007 third-quarter production forecast is set at 524,000 vehicles. In the third-quarter of 2006 the region built 433,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2007 second-quarter production forecast is unchanged at 233,000 vehicles. In the second-quarter of 2006 the region built 206,000 vehicles. The region's initial 2007 third-quarter production forecast is set at 258,000 vehicles. In the third-quarter of 2006 the region built 215,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker in 2006, has been the annual global industry sales leader for 76 years. Founded in 1908, GM today employs about 280,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2006, nearly
9.1 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                     May                 January - May
-------------------------------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   25           2007      2006  per S/D      2007      2006  % Chg.
-------------------------------------------------------------------------------
Vehicle Total          375,682   345,157      4.7 1,596,463 1,653,484   -3.4
-------------------------------------------------------------------------------
Car Total              150,979   129,905     11.8   621,912   645,465   -3.6
-------------------------------------------------------------------------------
Truck Total            224,703   215,252      0.4   974,551 1,008,019   -3.3
-------------------------------------------------------------------------------
Light Truck Total      220,077   208,506      1.5   955,141   983,059   -2.8
-------------------------------------------------------------------------------
Light Vehicle Total    371,056   338,411      5.4 1,577,053 1,628,524   -3.2
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                     May                 January - May
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
-------------------------------------------------------------------------------
Buick                   17,087    19,533    -15.9    73,664   101,378  -27.3
Cadillac                17,380    18,510     -9.7    81,045    87,355   -7.2
Chevrolet              220,870   209,108      1.6   955,322   989,048   -3.4
GMC                     48,336    42,809      8.6   200,745   186,144    7.8
HUMMER                   4,636     4,737     -5.9    22,015    27,134  -18.9
Oldsmobile                   0         0    ***.*         0        96  ***.*
Other - Isuzu            1,271     1,355     -9.8     5,353     5,440   -1.6
Pontiac                 36,325    30,728     13.7   141,742   162,822  -12.9
Saab                     2,872     3,030     -8.9    12,642    14,396  -12.2
Saturn                  26,905    15,347     68.6   103,935    79,671   30.5
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    142,610   120,829     13.5   582,967   608,021   -4.1
-------------------------------------------------------------------------------
Light Truck            220,077   208,506      1.5   955,141   983,059   -2.8
-------------------------------------------------------------------------------

Twenty-six selling days for the May period this year and twenty-five for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    May 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                     May                 January - May
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    26        25
-------------------------------------------------------------------------------
Century                      0         3    ***.*         5        65  -92.3
LaCrosse                 4,913     4,990     -5.3    19,307    27,110  -28.8
LeSabre                      0       188    ***.*       121     1,787  -93.2
Lucerne                  6,788     7,311    -10.7    32,047    36,433  -12.0
Park Avenue                  0         3    ***.*        26        30  -13.3
Regal                        0         0    ***.*         0        30  ***.*
      Buick Total       11,701    12,495    -10.0    51,506    65,455  -21.3
-------------------------------------------------------------------------------
CTS                      4,555     4,869    -10.0    19,965    22,782  -12.4
DeVille                      0        44    ***.*        71       553  -87.2
DTS                      3,327     3,786    -15.5    17,981    22,672  -20.7
Seville                      0         0    ***.*         0         9  ***.*
STS                      1,842     2,171    -18.4     8,091     9,884  -18.1
XLR                        206       320    -38.1       839     1,506  -44.3
      Cadillac Total     9,930    11,190    -14.7    46,947    57,406  -18.2
-------------------------------------------------------------------------------
Aveo                     5,436     5,784     -9.6    25,380    21,100   20.3
Cavalier                     0        40    ***.*        57       253  -77.5
Classic                      0        -1    ***.*        17         0  ***.*
Cobalt                  22,409    21,247      1.4    79,257    93,023  -14.8
Corvette                 3,300     3,317     -4.3    14,703    16,125   -8.8
Impala                  35,665    23,702     44.7   144,541   114,014   26.8
Malibu                  11,357    12,881    -15.2    59,627    74,384  -19.8
Monte Carlo              2,660     2,112     21.1     9,615    14,344  -33.0
SSR                          8       350    -97.8       223     2,199  -89.9
      Chevrolet Total   80,835    69,432     11.9   333,420   335,442   -0.6
-------------------------------------------------------------------------------
Alero                        0         0    ***.*         0        67  ***.*
      Oldsmobile Total       0         0    ***.*         0        67  ***.*
-------------------------------------------------------------------------------
Bonneville                   0        87    ***.*       130       798  -83.7
G5                       3,111         0    ***.*    10,541         0  ***.*
G6                      12,283    11,534      2.4    59,063    57,688    2.4
Grand Am                     0        90    ***.*        99       577  -82.8
Grand Prix              12,230     6,878     71.0    34,635    43,243  -19.9
GTO                        494       817    -41.9     3,081     4,316  -28.6
Solstice                 1,971     1,804      5.1     7,196     9,700  -25.8
Sunfire                      0        83    ***.*        39       649  -94.0
Vibe                     3,221     4,197    -26.2    13,553    17,353  -21.9
      Pontiac Total     33,310    25,490     25.7   128,337   134,324   -4.5
-------------------------------------------------------------------------------
9-2X                         2       104    -98.2        92       386  -76.2
9-3                      2,120     1,986      2.6     8,733     9,895  -11.7
9-5                        317       385    -20.8     1,659     1,747   -5.0
      Saab Total         2,439     2,475     -5.2    10,484    12,028  -12.8
-------------------------------------------------------------------------------
Aura                     4,784         0    ***.*    22,535         0  ***.*
ION                      6,822     7,782    -15.7    23,568    38,936  -39.5
Saturn L Series              0         0    ***.*         2        20  -90.0
Sky                      1,158     1,041      7.0     5,113     1,787  186.1
      Saturn Total      12,764     8,823     39.1    51,218    40,743   25.7
-------------------------------------------------------------------------------
      GM Total         150,979   129,905     11.8   621,912   645,465   -3.6
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     142,610   120,829     13.5   582,967   608,021   -4.1
-------------------------------------------------------------------------------
GM Import                8,369     9,076    -11.3    38,945    37,444    4.0
-------------------------------------------------------------------------------
      GM Total         150,979   129,905     11.8   621,912   645,465   -3.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    May 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                     May                 January - May
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    26        25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             11,701    12,495    -10.0    51,506    65,455  -21.3
Cadillac Total           9,930    11,190    -14.7    46,947    57,406  -18.2
Chevrolet Total         75,399    63,648     13.9   308,040   314,342   -2.0
Oldsmobile Total             0         0    ***.*         0        67  ***.*
Pontiac Total           32,816    24,673     27.9   125,256   130,008   -3.7
Saturn Total            12,764     8,823     39.1    51,218    40,743   25.7
      GM North America
        Total*         142,610   120,829     13.5   582,967   608,021   -4.1
-------------------------------------------------------------------------------
Chevrolet Total          5,436     5,784     -9.6    25,380    21,100   20.3
Pontiac Total              494       817    -41.9     3,081     4,316  -28.6
Saab Total               2,439     2,475     -5.2    10,484    12,028  -12.8
      GM Import Total    8,369     9,076    -11.3    38,945    37,444    4.0
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             17,087    19,533    -15.9    73,664   101,378  -27.3
Cadillac Total          17,380    18,510     -9.7    81,045    87,355   -7.2
Chevrolet Total        220,870   209,108      1.6   955,322   989,048   -3.4
GMC Total               48,336    42,809      8.6   200,745   186,144    7.8
HUMMER Total             4,636     4,737     -5.9    22,015    27,134  -18.9
Oldsmobile Total             0         0    ***.*         0        96  ***.*
Other-Isuzu Total        1,271     1,355     -9.8     5,353     5,440   -1.6
Pontiac Total           36,325    30,728     13.7   141,742   162,822  -12.9
Saab Total               2,872     3,030     -8.9    12,642    14,396  -12.2
Saturn Total            26,905    15,347     68.6   103,935    79,671   30.5
      GM Total         375,682   345,157      4.7 1,596,463 1,653,484   -3.4
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    May 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                     May                 January - May
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    26        25
-------------------------------------------------------------------------------
Enclave                  1,853         0    ***.*     1,905         0  ***.*
Rainier                    787     1,141    -33.7     3,346     7,161  -53.3
Rendezvous               1,705     5,122    -68.0    13,384    23,423  -42.9
Terraza                  1,041       775     29.2     3,523     5,339  -34.0
      Total Buick        5,386     7,038    -26.4    22,158    35,923  -38.3
-------------------------------------------------------------------------------
Escalade                 3,035     3,546    -17.7    14,325    15,800   -9.3
Escalade ESV             1,483     1,369      4.2     6,591     3,256  102.4
Escalade EXT               707       297    128.9     3,420     1,666  105.3
SRX                      2,225     2,108      1.5     9,762     9,227    5.8
      Total Cadillac     7,450     7,320     -2.1    34,098    29,949   13.9
-------------------------------------------------------------------------------
Astro                        0       127    ***.*        25       280  -91.1
C/K Suburban(Chevy)      7,044     7,186     -5.7    33,001    26,836   23.0
Chevy C/T Series            22        25    -15.4       117       125   -6.4
Chevy W Series             247       306    -22.4     1,185     1,220   -2.9
Colorado                 7,408     8,368    -14.9    34,265    36,208   -5.4
Equinox                  6,594    10,233    -38.0    36,603    45,422  -19.4
Express Cutaway/G Cut    1,879     2,008    -10.0     7,490     8,148   -8.1
Express Panel/G Van      7,284     7,706     -9.1    29,652    35,673  -16.9
Express/G Sportvan       1,429     1,945    -29.4     7,375     8,694  -15.2
HHR                      8,498     7,827      4.4    37,354    42,487  -12.1
Kodiak 4/5 Series          782     1,215    -38.1     4,103     5,610  -26.9
Kodiak 6/7/8 Series        304       391    -25.2     1,114     1,707  -34.7
S/T Blazer                   0         2    ***.*         7        86  -91.9
S/T Pickup                   0         0    ***.*         0         4  ***.*
Tahoe                   13,140    13,218     -4.4    59,550    71,460  -16.7
Tracker                      0         0    ***.*         0        11  ***.*
TrailBlazer             12,077    15,573    -25.4    54,285    71,751  -24.3
Uplander                 5,111     4,881      0.7    25,570    25,610   -0.2
Venture                      0        13    ***.*        25       148  -83.1
................................................................................
      Avalanche          4,426     3,336     27.6    24,240    13,748   76.3
      Silverado-C/K
        Pickup          63,790    55,316     10.9   265,941   258,378    2.9
Chevrolet Fullsize
  Pickups               68,216    58,652     11.8   290,181   272,126    6.6
................................................................................
      Chevrolet Total  140,035   139,676     -3.6   621,902   653,606   -4.9
-------------------------------------------------------------------------------
Acadia                   9,073         0    ***.*    28,264         0  ***.*
Canyon                   1,990     2,076     -7.8     9,266     8,625    7.4
Envoy                    4,008     6,014    -35.9    18,197    29,613  -38.6
GMC C/T Series              29         9    209.8       103        94    9.6
GMC W Series               349       490    -31.5     1,856     2,066  -10.2
Safari (GMC)                 0         4    ***.*        13        50  -74.0
Savana Panel/G Classic   1,257     1,676    -27.9     5,880     7,280  -19.2
Savana Special/G Cut       765     1,571    -53.2     4,718     6,604  -28.6
Savana/Rally               215       307    -32.7       789     1,111  -29.0
Sierra                  19,467    17,756      5.4    84,106    80,957    3.9
Topkick 4/5 Series       1,068     2,342    -56.2     3,289     5,557  -40.8
Topkick 6/7/8 Series       554       613    -13.1     2,290     3,141  -27.1
Yukon                    5,612     6,142    -12.1    24,888    26,518   -6.1
Yukon XL                 3,949     3,809     -0.3    17,086    14,528   17.6
     GMC Total          48,336    42,809      8.6   200,745   186,144    7.8
-------------------------------------------------------------------------------
HUMMER H1                    7        40    -83.2        77       138  -44.2
HUMMER H2                  909     1,279    -31.7     4,954     6,996  -29.2
HUMMER H3                3,720     3,418      4.6    16,984    20,000  -15.1
      HUMMER Total       4,636     4,737     -5.9    22,015    27,134  -18.9
-------------------------------------------------------------------------------
Bravada                      0         0    ***.*         0        19  ***.*
Silhouette                   0         0    ***.*         0        10  ***.*
      Oldsmobile Total       0         0    ***.*         0        29  ***.*
-------------------------------------------------------------------------------
Other-Isuzu F Series       143       105     31.0       761       512   48.6
Other-Isuzu H Series         3        10    -71.2        55        58   -5.2
Other-Isuzu N Series     1,125     1,240    -12.8     4,537     4,870   -6.8
      Other-Isuzu Total  1,271     1,355     -9.8     5,353     5,440   -1.6
-------------------------------------------------------------------------------
Aztek                        0        27    ***.*        25       256  -90.2
Montana                      0        23    ***.*        26       277  -90.6
Montana SV6                130     1,796    -93.0       873    10,533  -91.7
Torrent                  2,885     3,392    -18.2    12,481    17,432  -28.4
      Pontiac Total      3,015     5,238    -44.7    13,405    28,498  -53.0
-------------------------------------------------------------------------------
9-7X                       433       555    -25.0     2,158     2,368   -8.9
      Saab Total           433       555    -25.0     2,158     2,368   -8.9
-------------------------------------------------------------------------------
Outlook                  4,048         0    ***.*    12,694         0  ***.*
Relay                      235       460    -50.9       909     2,808  -67.6
VUE                      9,858     6,064     56.3    39,114    36,120    8.3
      Saturn Total      14,141     6,524    108.4    52,717    38,928   35.4
-------------------------------------------------------------------------------
      GM Total         224,703   215,252      0.4   974,551 1,008,019   -3.3
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     223,255   213,625      0.5   968,113 1,001,333   -3.3
-------------------------------------------------------------------------------
GM Import                1,448     1,627    -14.4     6,438     6,686   -3.7
-------------------------------------------------------------------------------
      GM Total         224,703   215,252      0.4   974,551 1,008,019   -3.3
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     220,077   208,506      1.5   955,141   983,059   -2.8
-------------------------------------------------------------------------------
GM Import                    0         0    ***.*         0         0  ***.*
-------------------------------------------------------------------------------
      GM Total         220,077   208,506      1.5   955,141   983,059   -2.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    May 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                     May                 January - May
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    26        25
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,386     7,038    -26.4    22,158    35,923  -38.3
Cadillac Total           7,450     7,320     -2.1    34,098    29,949   13.9
Chevrolet Total        139,872   139,464     -3.6   621,104   652,775   -4.9
GMC Total               48,068    42,434      8.9   199,268   184,516    8.0
HUMMER Total             4,636     4,737     -5.9    22,015    27,134  -18.9
Oldsmobile Total             0         0    ***.*         0        29  ***.*
Other-Isuzu Total          254       315    -22.5     1,190     1,213   -1.9
Pontiac Total            3,015     5,238    -44.7    13,405    28,498  -53.0
Saab Total                 433       555    -25.0     2,158     2,368   -8.9
Saturn Total            14,141     6,524    108.4    52,717    38,928   35.4
      GM North America
        Total*         223,255   213,625      0.5   968,113 1,001,333   -3.3
-------------------------------------------------------------------------------
Chevrolet Total            163       212    -26.1       798       831   -4.0
GMC Total                  268       375    -31.3     1,477     1,628   -9.3
Other-Isuzu Total        1,017     1,040     -6.0     4,163     4,227   -1.5
      GM Import Total    1,448     1,627    -14.4     6,438     6,686   -3.7
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,386     7,038    -26.4    22,158    35,923  -38.3
Cadillac Total           7,450     7,320     -2.1    34,098    29,949   13.9
Chevrolet Total        138,680   137,739     -3.2   615,383   644,944   -4.6
GMC Total               46,336    39,355     13.2   193,207   175,286   10.2
HUMMER Total             4,636     4,737     -5.9    22,015    27,134  -18.9
Oldsmobile Total             0         0    ***.*         0        29  ***.*
Pontiac Total            3,015     5,238    -44.7    13,405    28,498  -53.0
Saab Total                 433       555    -25.0     2,158     2,368   -8.9
Saturn Total            14,141     6,524    108.4    52,717    38,928   35.4
      GM North America
        Total*         220,077   208,506      1.5   955,141   983,059   -2.8
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,386     7,038    -26.4    22,158    35,923  -38.3
Cadillac Total           7,450     7,320     -2.1    34,098    29,949   13.9
Chevrolet Total        138,680   137,739     -3.2   615,383   644,944   -4.6
GMC Total               46,336    39,355     13.2   193,207   175,286   10.2
HUMMER Total             4,636     4,737     -5.9    22,015    27,134  -18.9
Oldsmobile Total             0         0    ***.*         0        29  ***.*
Pontiac Total            3,015     5,238    -44.7    13,405    28,498  -53.0
Saab Total                 433       555    -25.0     2,158     2,368   -8.9
Saturn Total            14,141     6,524    108.4    52,717    38,928   35.4
      GM Total         220,077   208,506      1.5   955,141   983,059   -2.8
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 6/01/07



                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2007 Q2 # *     403     742   1,145    468      233     568      2,414    12    42      278
O/(U) prior
forecast:@        0       0       0     (5)       0       0         (5)    0     0        0
              -----   -----   -----  -----      ---     ---      -----
2007 Q3 #       377     698   1,075    389      258     524      2,246    11    42      273
O/(U) prior
forecast:@        0       0       0      0        0       0          0     0     0        0
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
  2001
1st Qtr.        580     634   1,214    538      138      51      1,941    18     9       NA
2nd Qtr.        638     726   1,364    491      165      64      2,084    13    16       NA
3rd Qtr.        574     664   1,238    373      146      74      1,832    11    15       NA
4th Qtr.        573     721   1,294    441      127      67      1,929     9    16       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
   CY         2,365   2,745   5,110  1,842      575     256      7,786    51    56       NA

  2002
1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
   CY         2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA

  2003
1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121    16    20       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
   CY         2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA

  2004
1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
   CY         1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

  2005
1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14    68      197
              -----   -----   -----  -----      ---   -----      -----    --   ---
   CY         1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

  2006
1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----      ---   -----      -----    --   ---
   CY         1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966

  2007
1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr. # *    403     742   1,145    468      233     568      2,414    12    42      278
3rd Qtr. #      377     698   1,075    389      258     524      2,246    11    42      273
              -----   -----   -----  -----      ---   -----      -----    --   ---
  CYTD        1,179   2,104   3,283  1,368      713   1,636      7,000    38   119      838
              -----   -----   -----  -----      ---   -----      -----



* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  June 1, 2007                   By:  /s/NICK S. CYPRUS
                                     ---  -----------------
                                          (Nick S. Cyprus
                                           Controller and
                                           Chief Accounting Officer)